Exhibit 10.1

Labor Contract

No.:________________________

July 07, 2021

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According to the Labor Law of the People's Republic of China, the Labor Contract Law of the People's Republic of China, other relevant laws and related rules of the province, and combined with the actual situation of the industry, Party A and Party B voluntarily agree as follows upon equal negotiation, and jointly abide by the terms set out hereunder.

I. Party A: (hereinafter referred to as "Party A")

Name of the Employer: Fuzhou Aigostar Optoelectronic Technology Co., Ltd

Address: F/4, Building 26, Juyuanzhou Park, Jinshan Industrial Park, Cangshan District, Fuzhou

Legal Representative: Lin Bifang

Contact Information:[ ]

II. Party B: (hereinafter referred to as "Party B")

Name: Lin Fufei	Sex: Male

ID Card No.: [ ]

Address on the Identity Card: [ ]

Current Residential Address: [ ]

Contact Information: [ ]	Email: [ ]

WeChat Account: [ ]

III. Term of Labor Contract

Party A and Party B agree to determine the term of this Contract as follows (check the appropriate box with "√" according to the type of the contract signed)

- Fixed term, calculated from ____________ (date) to ____________ (date). Where, the probationary period shall extend from ____________ (date) to ____________ (date). If Party B fails to satisfy the employment conditions of Party A during the probationary period, Party A shall be entitled to terminate this Contract during the probationary period without paying any economic compensation. Should Party B propose terminating the labor contract during the probationary period, Party B shall notify Party A three days in advance and go through the relevant handover procedures as required by Party A.

☑ Enter into an open-term labor contract, which shall take effect from July 7, 2021 and remain valid until the appearance of a statutory condition for termination.

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☐ Remain valid till the fulfillment of certain tasks. Specifically, the Contract shall enter into force from ____________ (date) expire upon the fulfillment of the tasks.

2. Party B will be employed when satisfying the following conditions during the probationary period:

(1) Pass the evaluation during the probationary period.

(2) Satisfy the employment conditions specified in the Notice of Employment Conditions, Job Descriptions and other texts.

(3) Other conditions agreed by both parties or specified under Party A's rules.

3. During the probationary period, no matter whether Party B satisfies the above requirements, as long as one of the following circumstances occurs, Party A has the right to deem Party B as not meeting the employment conditions:

(1) Conceal medical records or suffering from mental illness or other diseases (including new diseases and onset of existing diseases);

(2) Conceal that the labor relationship that still exists with any other employer or fail to terminate such labor relationship;

(3) Fail to complete the work, achieve the work objectives or pass the performance appraisal during the probationary period;

(4) Commit any acts in violation of Party A's rules;

(5) Be unable to attend work normally for more than 3 days because of any reasons other than work-related injuries;

(6) During the probationary period, ask for leave for more than 3 consecutive days or more than 7 days cumulatively;

(7) Be absent for 2 days during the probationary period;

(8) Conflict with a third party (including corporate leaders and colleagues), imposing adverse effects on the Company;

(9) Refuse to complete the work assigned by the supervisor (clearly expressing refusal to handle or giving no reply).

4. Based on Party B's performance during the probationary period, Party A has the right to end the probationary period ahead of its expiry and formally employ Party B. Party B shall file a written application for early regularization in accordance with Party A's rules and subject to Party A's written approval.

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IV. Jobs and Workplace

1. According to Party A's requirements and work needs, upon negotiation, Party B will serve as Chief Executive Officer. See the "Job Description" for details. Party B agrees to carry out all jobs in that post on time with both quality and quantity guaranteed, and shall fulfill other tasks assigned by the Company or the Company.

2. Party A may adjust Party B's position according to its work needs and Party B's competence for work and performance. When Party B is under a circumstance of awaiting job assignment as specified in Party A's rules, Party A may also arrange for Party B to wait for job assignment or undergo training, and Party B is willing to follow Party A's management and arrangement.

3. Party B shall fulfill all the tasks undertaken in his position. Party A may adjust Party B's position, jobs and workplace for the purpose of its production, operation and work, and based on Party B's physical condition, competence for work and performance, etc. Party A has the right to determine the salary for Party B according to Party B's new position, and change the salary with the position.

4. The jobs that Party A arranges Party B to perform and the job requirements shall comply with the labor standards under national laws and regulations, as well as the rules formulated and made public by Party A in accordance with law. Party B shall perform the labor obligations according to the jobs arranged by Party A and the requirements of Party A.

5. If Party B is incompetent for work after a position adjustment, Party A has the right to terminate the labor contract with Party B.

6. Party B's workplace is / . Party A has the right to adjust Party B's workplace or arrange Party B's business travel to a designated place according to the business needs. Party B shall follow Party A's workplace arrangement, rush to the project site on time, and carry out the work on schedule.

V. Working Hours, Rest, and Holidays

1. Party A shall implement the working hours system specified by the state, may specify and adjust the specific working hours of Party B according to the needs of different jobs and relevant regulations. Party B shall obey Party A's rules on working hours.

A. Based on the natures of jobs, Party A and Party B agree to determine the working hour system implemented for Party B as follows.

Implement a standard working hours system: work for five days per week, eight hours per day.

Specific working hours: 09:00-12:30 (a.m.); 14:00-18:30 (p.m.)

B. Party B shall be entitled to holidays and benefits according to Party A 's internal rules.

2. In view of the particularity of its industry, Party A may adjust Party B's working hours, shifts and rest days according to its work needs, and Party B is willing to follow Party A's arrangement.

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3. Party A may arrange for Party B to work overtime or extend Party B's working hours according to law if necessary for work. If Party B is required by Party A to work overtime due to work needs or Party B thinks that it is necessary to work over time because of work needs, Party B shall explain the reason for and duration of overtime work. Party B may work over time only if his application for overtime work has been approved by Party A. Overtime hours are based on the actual time worked. If Party B fails to perform the prescribed examination and approval procedures and stays in Party A's office without the approval of Party A or the relevant person in charge, Party B will not be deemed to work over time.

4. Party A shall grant Party B public holidays, annual leave, marriage leave, funeral leave, maternity leave and other holidays according to rules, and pay the wage according to the wage standard agreed hereunder.

5. For the aforementioned holiday entitlement, application procedure and the applicable practices for sick and personal leave, Party A's Employee Handbook and rules shall prevail.

6. If Party B is late for work, leaves early or is absent from work during his employment, Party A will discipline Party B for his violation in accordance with the relevant rules, in addition to withholding the wages dependent upon the specific time.

VI. Labor Remuneration

1. As agreed between both parties upon negotiation, Party A undertakes that the 10th day of each month shall be the payday, and the payment may be postponed if the payday happens to be a weekend or holiday. Party B is obliged to keep the information about wages confidential. If Party B disputes the wage, bonus or benefits of a certain month, he shall file an objection with Party A in writing within 3 days from the payday. Otherwise, it will be deemed that the salary, bonus and benefits of that month are not disputed.

2. As agreed between Party A and Party B upon negotiation, Party B's wage and remuneration shall be determined in accordance with the internal wage distribution method specified in the rules formulated by Party A in accordance with law, and Party B shall be paid by his position and performance. Party B's wage and remuneration shall be determined as specified below in Paragraph A:

A. Party B's wage and remuneration shall be determined according to the internal wage distribution method specified under the rules formulated by Party A according to law and to Party B's position. Party B's monthly base pay shall be (RMB) [____] [ (IN WORDS) ____ CHINESE YUAN] (before tax). During the probationary period, Party B's base pay shall be RMB ___/___ [ (IN WORDS) ___/___ CHINESE YUAN] (before tax).

B. Party A adopts an internal wage distribution method for combination of the base pay and performance pay. The base pay of Party B is determined as RMB_________ [ (IN WORDS) __________ CHINESE YUAN ONLY] (before tax), and during the probationary period, Party B's base pay shall be RMB ______ [ (IN WORDS) ______ CHINESE YUAN] (before tax). The performance pay shall be determined upon evaluation as per the internal distribution method based on Party B's performance, labor outcomes and actual contributions.

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C. Party A implements the piecework wage system, and the labor quota for Party B is determined as should be completed by more than 90% of the workers in the same post of Party A within the legal working hours. Party B shall complete Party A's quota in good quality within the legal working hours, and Party A will pay wages to Party B in full and on time according to the agreed quota, piece rage and Party B's performance.

3. If Party A arranges for Party B to extend the working hours, it shall pay Party B overtime pay in accordance with the standards under Article 44 of the Labor Law. Both parties agree that the overtime pay shall be calculated based on RMB [____]/month.

4. The Company will confirm Party B's wage according to the evaluation results, and the bonus will depend on Party B's attendance, work performance and the Company's economic benefits.

5. The wages paid by Party A to Party B are pre-tax, and Party B's individual income tax shall be withheld by Party A.

6. If Party B's position changes during the term of the Contract, his salary adjustment shall be determined according to the corporate remuneration management plan. Party A will assess Party B twice a year according to job responsibilities, determine and adjust Party B's wage according to Party A's profit, labor market supply and demand, comprehensive price index and Party B's work performance. For specific measures, see Party A's relevant remuneration rules.

VII. Social Insurance and Benefits

1. Party A and Party B shall maintain social insurances in accordance with relevant national and local regulations, and pay pension insurance, unemployment insurance, medical insurance, work-related injury insurance and maternity insurance on time. The personal contribution to be paid by Party B according to law shall be withheld by Party A from Party B's wage and remuneration for payment. If Party B fails to provide all the necessary information for maintaining the social insurance within the time limit specified by Party A, Party A will not be responsible for any delay in applying for the social insurances. Party B accepts and raises no objection to the base of the social insurances paid by Party A for Party B.

2. Party B's public holidays, wedding and funeral leave, pregnancy and maternity benefits for female workers, and economic compensation available upon rescission and termination of the labor contract shall comply with the relevant laws, regulations, policies, as well as the rules formulated by Party A according to law;

3. The benefits that Party B shall enjoy for occupational diseases or work-related injuries and deaths arising from work or illness comply with the relevant laws, regulations and policies;

4. The benefits available to Party B during the hospitalization for illness and the period of medical treatment for work-related injuries shall be subject to the relevant provisions of national policies.

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VIII. Labor Protection, Working Conditions and Prevention of Occupational Hazards

1. Party A shall provide Party B with labor protection facilities and working conditions in accordance with the relevant regulations of the state and local governments to ensure Party B's safety and health at work. Both parties must strictly comply with national regulations on working hours, work safety, labor protection and occupational health, etc.

2. Party A shall provide Party B with personal protective equipment and other necessary measures for preventing occupational hazards in compliance with the regulations. Party B shall strictly abide by all safety operating procedures.

IX. Labor Disciplines and Rules

1. Party A shall formulate labor discipline and rules according to the relevant national laws and regulations. Party B is willing to strictly abide by the national laws/regulations, social ethics, and all rules of Party A, including but not limited to job responsibilities, remuneration management mechanism, welfare management system, attendance management regulations, business travel management regulations, office management regulations, confidentiality agreements, other regulations and requirements set forth in the labor management system.

When signing this Contract, Party B shall be deemed to be familiar with Party A's labor disciplines and rules and be willing to abide by them.

2. Party B undertakes to strictly abide by Party A's confidentiality system and never disclose Party A's operating conditions or businesses to a third party, or copy or lend business files, business vouchers or other materials to a third party. Otherwise, Party B shall be obliged to indemnify Party A for any economic losses caused thereby to Party A.

3. During the term of the Contract, Party A may specify new rules or revise the original rules according to relevant national regulations.

4. If the clauses hereof conflict with the new national regulations or Party A's new rules , Party B agrees to obey the new ones.

5. Party A may reward or punish Party B for abiding by or violating the labor disciplines or rules.

6. During the term of the Contract, Party B must safeguard Party A's interests and reputation, take good care of Party A's property, safeguard Party A's interests, do jobs actively, and strive to perform different jobs and sales tasks.

7. When signing this Contract, Party A and Party B confirm that Party B shall wholeheartedly render labor services to Party A. If Party B violates this principle and engages in a second occupation outside without Party A's permission, however the method of work or whether Party B obtains relevant remuneration, both parties believe that this behavior will have a serious impact on the completion of Party A's tasks and constitute a material violation of Party A's rules. In this case, Party A has the right to terminate the labor contract with Party B according to the relevant provisions of the Labor Contract Law without paying any economic compensation. Meanwhile, Party A will reserve the right to investigate Party B's legal responsibility according to the losses caused by Party B.

8. When applying to Party A for a job, if Party B provides false certificates or commits fraud, coercion or taking advantage of others' difficulties to defraud Party A of employment, including but not limited to those circumstances listed below: The resignation, identity, academic and physical examination certificates are false or falsified; Party B has suffered from mental illness, infectious diseases or any other disease that seriously affects work before applying for the job, but fails to declare it when applying for the job; before applying for the job, Party B has received serious punishments from other employers, including demerits, probation, dismissal and removal, or has committed misdeeds such as drug abuse and failed to declare it when applying for the job. Once verified true, such circumstances shall constitute material violations of Party A's rules, and Party B agrees that Party A shall immediately terminate this Contract without paying any economic compensation according to the relevant provisions of the Labor Contract Law, and Party B shall also indemnify Party A for all the economic losses caused thereby.

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X. Modification of the Labor Contract

Party A and Party B may modify the labor contract upon negotiation. Any modification of the labor contract shall be recorded in writing, and the date of modification shall be indicated. Such modification shall take effect once signed or stamped by both parties. For modification of the labor contract, an Amendment to the Labor Contract may be concluded, or the parties may negotiate about entering into a separate agreement in respect of the modification. Attached to the labor contract as an annex, such separate agreement shall be equally binding as the labor contract. Those parts of the labor contract not modified shall be further performed.

XI. Rescission of the Labor Contract

XI. Rescission of the Labor Contract

1. This Contract may be rescinded as negotiated by both parties.

2. Under any one of the following circumstances of Party B, Party A may unilaterally terminate the labor contract without paying any economic compensation:

(1) Party B is proved incompetent for employment during the probationary period;

(2) Party B seriously violates Party A's labor disciplines and rules;

(3) Party B is involved in gross neglect of duty, engages in malpractices for personal gain, or takes advantage of his position for personal gain, which affects and causes losses image and interests of Party A. For details, see the labor disciplines and rules;

(4) Party B establishes labor relationship with other employers concurrently;

(3) The labor contract becomes invalid due to the circumstances stipulated under laws, labor contract or Party A's rules;

(6) Party B is subject to administrative or criminal punishment for stealing of Party A's belongings or involvement in drug abuse or gambling;

(7) Party B establishes labor relations with Party A by fraudulent means;

(8) Party B concurrently holds a second job or engages in business activities for personal gain;

(9) Party B engages in self-operation, business operations, or investments in enterprises or business activities competing with Party A or related to Party A;

(10) Party B has a business relationship with an individual or organization with competitive or business relationships with Party A;

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(11) Party B seeks to gain personal benefits by utilizing Party A’s clients or business channels, expressing intentions to engage in transactions for personal gain, engaging in transactions for personal gain, or achieving such results;

(12) Party B hires someone to work for him;

(13) Party B is investigated for criminal responsibilities according to law for committing a murder, fighting or hurting others by violence.

3. Under any of the following circumstances, Party A may rescind this Contract by notifying Party B in writing thirty (30) days in advance:

(1) Party B is sick or injured for a non-work-related reason and can neither resume his original position after the expiry of the prescribed time period for medical treatment, nor can he assume any other position arranged by Party A;

(2) Party B is incompetent for his position or is still so after training or position adjustment or refuses to accept the position adjustment;

(3) The objective circumstances on which the labor contract was based have undergone significant changes, resulting in the inability to perform the labor contract. Even after consultation between Party A and Party B, they have not been able to reach an agreement on modifying the labor contract.

4. The labor contract may be terminated under any of the following circumstances:

(1) The labor contract expires;

(2) Party B begins to enjoy the basic endowment insurance benefits during the term of the Contract;

(3) Party B is dead or declared dead or missing by the people's court;

(4) Party A is declared bankrupt according to law;

(5) Party A's business license is revoked or Party A is ordered to close down or revoked or Party A decides to dissolve ahead of schedule;

(6) Other circumstances stipulated by laws and administrative regulations.

5. Party B shall notify Party A in writing of the rescission of the labor contract 30 days in advance.

6. During the term of the Contract, Party B's resignation shall be subject to Party A's rules.

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7. If Party A is on the verge of bankruptcy and undergoes statutory rectification or encounters great difficulties in production and operation, and it is really necessary to lay off employees, it may lay off employees according to legal procedures, and the labor contracts of the laid-off employees will be terminated automatically from the date of layoff.

8. If Party B fails to rescind the labor contract or violates the confidentiality or non-compete obligation in accordance with the provisions of the Labor Contract Law, it shall compensate Party A for its losses.

XII. Termination Formalities

1. This contract may be terminated as agreed between Party A and Party B, provided that the other party must be notified thirty days in advance. Party A has the right to ask Party B to arrange no more than 30 days (no more than 7 days for the probationary period) for job handover from the date on which Party A and Party B notify the other party of rescinding or terminating the Contract. Party B must arrange for the job handover as required by Party A. If Party B fails to handle the job handover within the specified time of termination or the handover is unclear, Party B shall indemnify Party A for any loss caused thereby, and Party A has the right to deduct such compensation from Party B's wage.

2. Before the last working day when the labor contract is terminated or rescinded, Party B shall go through the working formalities according to the rules of Party A. All the unsettled matters at work, documents, materials and office supplies shall be counted and handed over to the designated personnel of Party A.

3. After Party B completes the above formalities, Party A shall issue a certificate on rescission or termination of the labor contract to Party B, and go through the formalities for the transfer of files and social insurance relationships.

4. Under any of the following circumstances, if Party A fails to handle the relevant formalities for Party B in time, all legal responsibilities arising therefrom shall be borne by Party B:

(1) Party B fails to complete the resignation formalities according to the rules of Party A;

(2) Party B fails to receive and sign the resignation notice and resignation certificate on time;

(3) Party B fails to cooperate, resulting in Party A being unable to deliver the relevant resignation documents to Party B.

XIII. Renewal of the Labor Contract

After its expiry, the labor contract may be renewed if Party B passes Party A's evaluation and the renewal is approved by the HR Department of Party A. To renew the labor contract, Party A shall go through the relevant formalities with Party B before the expiry of the labor contract.

XIV. Liability for Breach of the Labor Contract

1. If the Contract cannot be performed due to Party B's fault, Party B shall bear the liability for breach; If it is the fault of both parties, according to the actual situation, both parties shall bear their respective liabilities for breach.

2. If Party B fails to perform the Contract due to force majeure, Party B shall promptly issue a proof of non-performance or necessity for late or partial performance to Party A. After obtaining the relevant proof, Party A will decide whether to allow Party B's late or partial performance or non-performance of the Contract, and may exempt the responsibilities in part or in whole dependent upon the case.

3. If Party A violates the conditions agreed hereunder or concludes an invalid labor contract because of Party A, thus causing damage to Party B, Party A shall compensate Party B for the losses according to the relevant national and municipal regulations.

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4. If Party B violates laws or regulations, obligations agreed hereunder, labor disciplines or other rules formulated by Party A, Party B shall indemnify Party A for all losses arising therefrom, including but not limited to:

(1) training expenses paid by Party A for it;

(2) direct or indirect, tangible or intangible economic losses caused to Party A's production and operation;

(3) arbitration, litigations, legal, investigation, notarization and travel expenses, etc.;

(4) other compensations agreed hereunder or specified under rules.

5. If Party B is liable for compensation to Party A as agreed above, Party A may deduct such compensation from Party B's wage or economic compensation. If the wage or economic compensation is insufficient to make up for the losses, Party B shall further indemnify for the losses.

XV. Training and Job Transfer

1. Party A has the right to request Party B to enter into a Training Agreement with Party B as an annex to this Contract if Party A agrees to fund Party B's training dispatch Party B for study. When Party B proposes terminating the labor contract, if the service period of Party B specified herein has not expired, Party B shall bear the liability for compensation as agreed hereunder.

2. If the service period of Party B specified in the Training Agreement is longer than the term of this Contract, the former shall prevail, and the term of this Contract shall be changed accordingly.

3. If Party B tenders a resignation or the labor contract is terminated by Party A due to Party B's fault, all personnel whose training is funded by Party A shall reimburse Party A for the training expenses according to the Training Agreement.

XVI. Trade Secrets

During the term of the Contract, if Party B's work involves Party A's trade secrets (including but not limited to supplier resources, product information (including but not limited to pictures and videos), marketing plans, price information, operations strategies, financial and technical information) and confidential matters related to intellectual property rights, Party A may negotiate with Party B in advance and agree on the matters of keeping trade secrets confidential or non-compete restrictions according to law, and enter into confidentiality and non-compete agreements. Party B shall not use Party A's trade secrets or any information owned by Party A in any way (In particular, Party B shall not take advantage of Party A's trade secrets to conduct businesses which compete with or are connected with Party A), or disclose such trade secrets or information to anyone. Otherwise, Party A has the right to terminate the labor contract immediately without paying economic compensation, and Party B shall also compensate Party A for all losses arising therefrom. If the circumstances are serious and involve criminal offences, Party A shall transfer Party B to a judicial organ for punishment.

XVII. Dispute Resolution

1. This labor contract is concluded in accordance with the law, that is, it is legally binding. Both parties shall fully perform this Contract, and strictly abide by the provisions on the modification, rescission, termination and renewal of the labor contract and payment of economic compensation in accordance with the law.

2. During the term of this labor contract, any labor dispute occurring between Party A and Party B shall be settled through negotiation. If negotiation fails, either party may apply to a labor arbitration agency of the place where Party A is registered for arbitration. A lawsuit may be filed with the people's court of the place where Party A has been registered if concerned.

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XVIII. Representation and Acknowledgement

1. Both parties acknowledge that any work-related outcomes (including, but not limited to, technical materials, developments, conceptual summaries, creative ideas, documents, published books, work logs, training materials, operation manuals, audiovisual materials), regardless of their form (text, graphics, audiovisual, etc.), shall be the intellectual property of Party A in its entirety.

2. Party B authorizes Party A to use his portraits (including photos, images, audio-visual materials and other works) for Party A's business and publicity activities free of charge, agrees that Party A has all rights and interests in the works with Party B's portraits (including but not limited to ownership and intellectual property rights), and promises not to make any claims on the authorized items. Party B authorizes Party A to use his portraits, including but not limited to shooting, producing, editing, modifying, publishing, and sub-licensing to third parties for use.

Party B understands and agrees that Party A may use his portraits anytime in all business and promotional activities. Party A is not required to notify Party B in advance of any photo shooting and use of Party B’s portraits. Party B agrees to cooperate with Party A’s work and business needs. Such authorization, without being limited by time and territory, is permanent and irrevocable. Party A is permanently authorized to use the works produced by Party B during the employment by Party A free of charge, and such authorization will not become invalid due to the rescission/termination of this Contract.

3. All the relevant notices sent by Party A to Party B regarding the performance of this Contract, publication of rules and documents, and arrange of work, etc. based on the contact information set out hereunder (including e-mail and WeChat ID) or accounts opened by Party A for Party B (including DingTalk account, enterprise email and HR management system) shall be deemed to be effectively delivered and served to Party B. Any operations carried out through the aforementioned contact information or accounts will be deemed as Party B's own operations. To change his contact information, Party B shall notify Party A in writing 5 days in advance. Otherwise, if Party A serves a notice according to the contact information before the change, the notice will be deemed to have been delivered.

XIX. Other Matters as Agreed by the Parties:

1. If Party B works in a confidential position of Party A, both parties must enter into a confidentiality agreement as an annex hereto, and the confidentiality agreement shall be equally binding.

2. Party B agrees that when he cannot be reached, his emergency contact[ ] (mobile:[]) will be authorized to be Party B's agent, who shall have the authority to accept reconciliation and mediation, sign and collect relevant documents, and receive payments and property on behalf of Party B without additionally performing the authorization formalities.

3. The matters unsettled hereunder shall be subject to the national regulations and Party A's rules. If they are not specified, both parties shall negotiate separately and enter into a supplementary agreement as an annex hereto. This Contract shall not be altered without negotiation and confirmation by both parties.

4. This labor contract is made in duplicate, with Party A and Party B holding one copy respectively. Both labor contracts have the equal force. The scanned, faxed and electronic copies of the Contract shall have the same effect as the original contract.

(Remainder of this page has been intentionally left blank for signature)

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Party A: (Seal)	Party B (Signature):

Legal/Authorized Representative (Signature/Seal):

Date: July 07, 2021	Date: July 07, 2021

I have read the above terms of the Contract, the Company's labor disciplines and rules in detail and agree to all terms. Party B is willing to abide by the foregoing clauses as a prerequisite for the employment. Party B has acknowledged receipt of one original of this Contract by signature.

Party B (Signature):

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Labor Contract

No.:________________________

August 02, 2021

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According to the Labor Law of the People’s Republic of China, the Labor Contract Law of the People’s Republic of China, other relevant laws and related rules of the province, and combined with the actual situation of the industry, Party A and Party B voluntarily agree as follows upon equal negotiation, and jointly abide by the terms set out hereunder.

I. Party A: (hereinafter referred to as “Party A”)

Name of the Employer: Fuzhou Aigostar Optoelectronic Technology Co., Ltd

Address: F/4, Building 26, Juyuanzhou Park, Jinshan Industrial Park, Cangshan District, Fuzhou

Legal Representative: Lin Bifang

Contact Information: [  ]

II. Party B: (hereinafter referred to as “Party B”)

Name: Lan Ying	Sex: Female

ID No.: [ ]

Address on the Identity Card: [ ]

Current Residential Address: [ ]

Contact Information: [ ]	Email: [ ]

WeChat ID: [ ]

III. Term of Labor Contract

Party A and Party B agree to determine the term of this Contract as follows (check the appropriate box with “√” according to the type of the contract signed)

- Fixed term, calculated from ____________ (date) to ____________ (date). Where, the probationary period shall extend from ____________ (date) to ____________ (date). If Party B fails to satisfy the employment conditions of Party A during the probationary period, Party A shall be entitled to terminate this Contract during the probationary period without paying any economic compensation. Should Party B propose terminating the labor contract during the probationary period, Party B shall notify Party A three days in advance and go through the relevant handover procedures as required by Party A.

☑ Enter into an open-term labor contract, which shall take effect from August 2, 2021 and remain valid until the appearance of a statutory condition for termination.

☐ Remain valid till the fulfillment of certain tasks. Specifically, the Contract shall enter into force from ____________ (date) expire upon the fulfillment of the tasks.

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2. Party B will be employed when satisfying the following conditions during the probationary period:

(1) Pass the evaluation during the probationary period.

(2) Satisfy the employment conditions specified in the Notice of Employment Conditions, Job Descriptions and other texts.

(3) Other conditions agreed by both parties or specified under Party A’s rules.

3. During the probationary period, no matter whether Party B satisfies the above requirements, as long as one of the following circumstances occurs, Party A has the right to deem Party B as not meeting the employment conditions:

(1) Conceal medical records;

(2) Conceal that the labor relationship that still exists with any other employer or fail to terminate such labor relationship;

(3) Fail to complete the work, achieve the work objectives or pass the performance appraisal during the probationary period;

(4) Commit any acts in violation of Party A’s rules;

(5) Be unable to attend work normally because of any reasons other than work-related injuries;

(6) During the probationary period, ask for leave for more than 3 consecutive days or more than 7 days cumulatively;

(7) Be absent for 2 days during the probationary period;

(8) Conflict with a third party (including corporate leaders and colleagues), imposing adverse effects on the Company;

(9) Refuse to complete the work assigned by the supervisor, etc.

4. Based on Party B’s performance during the probationary period, Party A has the right to end the probationary period ahead of its expiry and formally employ Party B. Party B shall file a written application for early regularization in accordance with Party A’s rules and subject to Party A’s written approval.

IV. Jobs and Workplace

1. According to Party A’s requirements and work needs, upon negotiation, Party B will serve as Chief Executive Assistant. See the “Job Description” for details.

2. Party A may adjust Party B’s position according to its work needs and Party B’s competence for work and performance. When Party B is under a circumstance of awaiting job assignment as specified in Party A’s rules, Party A may also arrange for Party B to wait for job assignment or undergo training, and Party B is willing to follow Party A’s management and arrangement.

3. Party B shall fulfill all the tasks undertaken in his position. Party A may adjust Party B’s position, jobs and workplace for the purpose of its production, operation and work, and based on Party B’s physical condition, competence for work and performance, etc. Party A has the right to determine the salary for Party B according to Party B’s new position, and change the salary with the position.

4. The jobs that Party A arranges Party B to perform and the job requirements shall comply with the labor standards under national laws and regulations, as well as the rules formulated and made public by Party A in accordance with law. Party B shall perform the labor obligations according to the jobs arranged by Party A and the requirements of Party A.

5. If Party B is incompetent for work after a position adjustment, Party A has the right to terminate the labor contract with Party B.

6. Party B’s workplace is Fuzhou. Party A has the right to adjust Party B’s workplace or arrange Party B’s business travel to a designated place according to the business needs. Party B shall follow Party A’s workplace arrangement, rush to the project site on time, and carry out the work on schedule.

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V. Working Hours, Rest, and Holidays

1. Party A shall implement the working hours system specified by the state, may specify and adjust the specific working hours of Party B according to the needs of different jobs and relevant regulations. Party B shall obey Party A’s rules on working hours.

A. Based on the natures of jobs, Party A and Party B agree to determine the working hour system implemented for Party B as follows.

Implement a standard working hours system: work for five days per week, eight hours per day.

Specific working hours: 09:00-12:30 (a.m.) ; 14:00-18:30 (p.m.)

B. Party B shall be entitled to holidays and benefits according to Party A ’s internal rules.

2. If the standard working hour system is implemented, Party B’s daily working hours shall not exceed 8 hours, and weekly working hours shall not exceed 40 hours. In view of the particularity of its industry, Party A may adjust Party B’s working hours, shifts and rest days according to its work needs, and Party B is willing to follow Party A’s arrangement.

3. Party A may arrange for Party B to work overtime or extend Party B’s working hours according to law if necessary for work.

4. If Party B is required by Party A to work overtime due to work needs or Party B thinks that it is necessary to work over time because of work needs, Party B shall explain the reason for and duration of overtime work. Party B may work over time only if his application for overtime work has been approved by Party A. Overtime hours are based on the actual time worked. If Party B fails to perform the prescribed examination and approval procedures and stays in Party A’s office without the approval of Party A or the relevant person in charge, Party B will not be deemed to work over time.

5. Party A shall grant Party B public holidays, annual leave, marriage leave, funeral leave, maternity leave and other holidays according to rules, and pay the wage according to the wage standard agreed hereunder.

6. For the aforementioned holiday entitlement, application procedure and the applicable practices for sick and personal leave, Party A’s Employee Handbook and rules shall prevail.

7. If Party B is late for work, leaves early or is absent from work during his employment, Party A will discipline Party B for his violation in accordance with the relevant rules, in addition to withholding the wages dependent upon the specific time.

VI. Labor Remuneration

1. As agreed between both parties upon negotiation, Party A undertakes that the 10th day of each month shall be the payday, and the payment may be postponed if the payday happens to be a weekend or holiday. Party B is obliged to keep the information about wages confidential. If Party B disputes the wage, bonus or benefits of a certain month, he shall file an objection with Party A in writing within 3 days from the payday. Otherwise, it will be deemed that the salary, bonus and benefits of that month are not disputed.

2. As agreed between Party A and Party B upon negotiation, Party B’s wage and remuneration shall be determined in accordance with the internal wage distribution method specified in the rules formulated by Party A in accordance with law, and Party B shall be paid by his position and performance. Party B’s wage and remuneration shall be determined as specified below in Paragraph A:

A. Party B’s wage and remuneration shall be determined according to the internal wage distribution method specified under the rules formulated by Party A according to law and to Party B’s position. Party B’s monthly base pay shall be (RMB) [_ _/_ _ ] [ (IN WORDS) _ _ _ _ CHINESE YUAN] (before tax). During the probationary period, Party B’s base pay shall be RMB _[__/__]_ [ (IN WORDS) ___/___ CHINESE YUAN] (before tax).

B. Party A adopts an internal wage distribution method for combination of the base pay and performance pay. The base pay of Party B is determined as RMB_________ [ (IN WORDS) __________ CHINESE YUAN ONLY] (before tax), and during the probationary period, Party B's base pay shall be RMB ______ [ (IN WORDS) ______ CHINESE YUAN] (before tax). The performance pay shall be determined upon evaluation as per the internal distribution method based on Party B's performance, labor outcomes and actual contributions.

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C. Party A implements the piecework wage system, and the labor quota for Party B is determined as should be completed by more than 90% of the workers in the same post of Party A within the legal working hours. Party B shall complete Party A’s quota in good quality within the legal working hours, and Party A will pay wages to Party B in full and on time according to the agreed quota, piece rage and Party B’s performance.

3. If Party A arranges for Party B to extend the working hours, it shall pay Party B overtime pay in accordance with the standards under Article 44 of the Labor Law. Both parties agree that the overtime pay shall be calculated based on RMB [ ]/month.

4. The Company will confirm Party B’s wage according to the evaluation results, and the bonus will depend on Party B’s attendance, work performance and the Company’s economic benefits.

5. The wages paid by Party A to Party B are pre-tax, and Party B’s individual income tax shall be withheld by Party A.

6. If Party B’s position changes during the term of the Contract, his salary adjustment shall be determined according to the corporate remuneration management plan. Party A will assess Party B twice a year according to job responsibilities, determine and adjust Party B’s wage according to Party A’s profit, labor market supply and demand, comprehensive price index and Party B’s work performance. For specific measures, see Party A’s relevant remuneration rules.

VII. Social Insurance and Benefits

1. Party A and Party B shall maintain social insurances in accordance with relevant national and local regulations, and pay pension insurance, unemployment insurance, medical insurance, work-related injury insurance and maternity insurance on time. The personal contribution to be paid by Party B according to law shall be withheld by Party A from Party B’s wage and remuneration for payment. If Party B fails to provide all the necessary information for maintaining the social insurance within the time limit specified by Party A, Party A will not be responsible for any delay in applying for the social insurances.

2. Party B’s public holidays, wedding and funeral leave, pregnancy and maternity benefits for female workers, and economic compensation available upon rescission and termination of the labor contract shall comply with the relevant laws, regulations, policies, as well as the rules formulated by Party A according to law;

3. The benefits that Party B shall enjoy for occupational diseases or work-related injuries and deaths arising from work or illness comply with the relevant laws, regulations and policies;

4. The benefits available to Party B during the hospitalization for illness and the period of medical treatment for work-related injuries shall be subject to the relevant provisions of national policies.

VIII. Labor Protection, Working Conditions and Prevention of Occupational Hazards

1. Party A shall provide Party B with labor protection facilities and working conditions in accordance with the relevant regulations of the state and local governments to ensure Party B’s safety and health at work. Both parties must strictly comply with national regulations on working hours, work safety, labor protection and occupational health, etc.

2. Party A shall provide Party B with personal protective equipment and other necessary measures for preventing occupational hazards in compliance with the regulations. Party B shall strictly abide by all safety operating procedures.

IX. Labor Disciplines and Rules

1. Party A shall formulate labor discipline and rules according to the relevant national laws and regulations. Party B is willing to strictly abide by the national laws/regulations, social ethics, and all rules of Party A, including but not limited to job responsibilities, remuneration management mechanism, welfare management system, attendance management regulations, business travel management regulations, office management regulations, confidentiality agreements, other regulations and requirements set forth in the labor management system.

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When signing this Contract, Party B shall be deemed to be familiar with Party A’s labor disciplines and rules and be willing to abide by them.

2. Party B undertakes to strictly abide by Party A’s confidentiality system and never disclose Party A’s operating conditions or businesses to a third party, or copy or lend business files, business vouchers or other materials to a third party. Otherwise, Party B shall be obliged to indemnify Party A for any economic losses caused thereby to Party A.

3. During the term of the Contract, Party A may specify new rules or revise the original rules according to relevant national regulations.

4. If the clauses hereof conflict with the new national regulations or Party A’s new rules , Party B agrees to obey the new ones.

5. Party A may reward or punish Party B for abiding by or violating the labor disciplines or rules.

6. During the term of the Contract, Party B must safeguard Party A’s interests and reputation, take good care of Party A’s property, safeguard Party A’s interests, do jobs actively, and strive to perform different jobs and sales tasks.

7. When signing this Contract, Party A and Party B confirm that Party B shall wholeheartedly render labor services to Party A. If Party B violates this principle and engages in a second occupation outside without Party A’s permission, however the method of work or whether Party B obtains relevant remuneration, both parties believe that this behavior will have a serious impact on the completion of Party A’s tasks. In this case, Party A has the right to terminate the labor contract with Party B according to the relevant provisions of the Labor Contract Law without paying any economic compensation. Meanwhile, Party A will reserve the right to investigate Party B’s legal responsibility according to the losses caused by Party B.

8. When applying to Party A for a job, if Party B provides false certificates or commits fraud, coercion or taking advantage of others’ difficulties to defraud Party A of employment, including but not limited to those circumstances listed below: The resignation, identity, academic and physical examination certificates are false or falsified; Party B has suffered from mental illness, infectious disease or any other disease that seriously affects work before applying for the job, but fails to declare it when applying for the job; before applying for the job, Party B has received serious punishments from other employers, including demerits, probation, dismissal and removal, or has committed misdeeds such as drug abuse and failed to declare it when applying for the job. Once verified true, Party B agrees that Party A shall immediately terminate this Contract without paying any economic compensation according to the relevant provisions of the Labor Contract Law, and Party B shall also indemnify Party A for all the economic losses caused thereby.

X. Modification of the Labor Contract

Party A and Party B may modify the labor contract upon negotiation. Any modification of the labor contract shall be recorded in writing, and the date of modification shall be indicated. Such modification shall take effect once signed or stamped by both parties. For modification of the labor contract, an Amendment to the Labor Contract may be concluded, or the parties may negotiate about entering into a separate agreement in respect of the modification. Attached to the labor contract as an annex, such separate agreement shall be equally binding as the labor contract. Those parts of the labor contract not modified shall be further performed.

XI. Rescission of the Labor Contract

1. This Contract may be rescinded as negotiated by both parties.

2. Under any one of the following circumstances of Party B, Party A may unilaterally terminate the labor contract without paying any economic compensation:

(1) Party B is proved incompetent for employment during the probationary period;

(2) Party B seriously violates Party A’s labor disciplines and rules;

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(3) Party B is involved in gross neglect of duty, engages in malpractices for personal gain, or takes advantage of his position for personal gain, which affects and causes losses image and interests of Party A. For details, see the labor disciplines and rules;

(4) Party B establishes labor relationship with other employers concurrently;

(5) The labor contract is rendered invalid due to the prescribed circumstances;

(6) Party B is subject to administrative or criminal punishment for stealing of Party A’s belongings or involvement in drug abuse or gambling;

(7) Party B establishes labor relations with Party A by fraudulent means;

(8) Party B concurrently holds a second job or engages in business activities for personal gain;

(9) Party B hires someone to work for him;

(10) Party B is investigated for criminal responsibilities according to law for committing a murder, fighting or hurting others by violence.

3. Under any of the following circumstances, Party A may rescind this Contract by notifying Party B in writing thirty (30) days in advance:

(1) Party B is sick or injured for a non-work-related reason and can neither resume his original position after the expiry of the prescribed time period for medical treatment, nor can he assume any other position arranged by Party A;

(2) Party B is incompetent for his position or is still so after training or position adjustment or refuses to accept the position adjustment;

(3) The objective circumstances on which the labor contract was based have undergone significant changes, resulting in the inability to perform the labor contract. Even after consultation between Party A and Party B, they have not been able to reach an agreement on modifying the labor contract.

4. The labor contract may be terminated under any of the following circumstances:

(1) The labor contract expires;

(2) During the term of the Contract, Party B reaches the statutory retirement age and goes through the retirement formalities;

(3) Party B is dead or declared dead or missing by the people’s court;

(4) Party A is declared bankrupt according to law;

(5) Party A’s business license is revoked or Party A is ordered to close down or revoked or Party A decides to dissolve ahead of schedule;

(6) Other circumstances stipulated by laws and administrative regulations.

5. Party B shall notify Party A in writing of the rescission of the labor contract 30 days in advance.

6. During the term of the Contract, Party B’s resignation shall be subject to Party A’s rules.

7. If Party A is on the verge of bankruptcy and undergoes statutory rectification or encounters great difficulties in production and operation, and it is really necessary to lay off employees, it may lay off employees according to legal procedures, and the labor contracts of the laid-off employees will be terminated automatically from the date of layoff.

8. If Party B fails to rescind the labor contract or violates the confidentiality or non-compete obligation in accordance with the provisions of the Labor Contract Law, it shall compensate Party A for its losses.

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XII. Termination Formalities

1. This contract may be terminated as agreed between Party A and Party B, provided that the other party must be notified thirty days in advance. Party A has the right to ask Party B to arrange no more than 30 days (no more than 7 days for the probationary period) for job handover from the date on which Party A and Party B notify the other party of rescinding or terminating the Contract. Party B must arrange for the job handover as required by Party A. If Party B fails to handle the job handover within the specified time of termination or the handover is unclear, Party B shall indemnify Party A for any loss caused thereby, and Party A has the right to deduct such compensation from Party B’s wage.

2. Before the last working day when the labor contract is terminated or rescinded, Party B shall go through the working formalities according to the rules of Party A. All the unsettled matters at work, documents, materials and office supplies shall be counted and handed over to the designated personnel of Party A.

3. After Party B completes the above formalities, Party A shall issue a certificate on rescission or termination of the labor contract to Party B, and go through the formalities for the transfer of files and social insurance relationships.

4. Under any of the following circumstances, if Party A fails to handle the relevant formalities for Party B in time, all legal responsibilities arising therefrom shall be borne by Party B:

(1) Party B fails to complete the resignation formalities according to the rules of Party A;

(2) Party B fails to receive and sign the resignation notice and resignation certificate on time;

(3) Party B fails to cooperate, resulting in Party A being unable to deliver the relevant resignation documents to Party B.

XIII. Renewal of the Labor Contract

After its expiry, the labor contract may be renewed if Party B passes Party A’s evaluation and the renewal is approved by the HR Department of Party A. To renew the labor contract, Party A shall go through the relevant formalities with Party B before the expiry of the labor contract.

XIV. Liability for Breach of the Labor Contract

1. If the Contract cannot be performed due to Party B’s fault, Party B shall bear the liability for breach; If it is the fault of both parties, according to the actual situation, both parties shall bear their respective liabilities for breach.

2. If Party B fails to perform the Contract due to force majeure, Party B shall promptly issue a proof of non-performance or necessity for late or partial performance to Party A. After obtaining the relevant proof, Party A will decide whether to allow Party B’s late or partial performance or non-performance of the Contract, and may exempt the responsibilities in part or in whole dependent upon the case.

3. If Party A violates the conditions agreed hereunder or concludes an invalid labor contract because of Party A, thus causing damage to Party B, Party A shall compensate Party B for the losses according to the relevant national and municipal regulations.

XV. Training and Job Transfer

1. Party A has the right to request Party B to enter into a Training Agreement with Party B as an annex to this Contract if Party A agrees to fund Party B’s training dispatch Party B for study. When Party B proposes terminating the labor contract, if the service period of Party B specified herein has not expired, Party B shall bear the liability for compensation as agreed hereunder.

2. If the service period of Party B specified in the Training Agreement is longer than the term of this Contract, the former shall prevail, and the term of this Contract shall be changed accordingly.

3. If Party B tenders a resignation or the labor contract is terminated by Party A due to Party B’s fault, all personnel whose training is funded by Party A shall reimburse Party A for the training expenses according to the Training Agreement.

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XVI. Trade Secrets

During the term of the Contract, if Party B’s work involves Party A’s trade secrets and confidential matters related to intellectual property rights, Party A may negotiate with Party B in advance to agree on matters of keeping trade secrets confidential or non-compete, and enter into confidentiality and non-compete agreements. Party B shall not disclose Party A’s trade secrets or any information in possession of Party A to any person. Otherwise, Party B shall indemnify Party A for all economic losses (including but not limited to direct losses and indirect losses; liquidated damage, indemnity and compensation paid to third parties; all entertainment, transportation and accommodation expenses incurred for the performance of this Contract; legal, litigation, arbitration, execution, notary and investigation fees, etc. paid for protection of rights).

XVII. Dispute Resolution

1. This labor contract is concluded in accordance with the law, that is, it is legally binding. Both parties shall fully perform this Contract, and strictly abide by the provisions on the modification, rescission, termination and renewal of the labor contract and payment of economic compensation in accordance with the law.

2. During the term of this labor contract, any labor dispute occurring between Party A and Party B shall be settled through negotiation. If negotiation fails, either party may apply to a labor arbitration agency of the place where Party A is registered for arbitration.

XVIII. Representation and Acknowledgement

1. Both parties acknowledge that any work-related outcomes (including, but not limited to, technical materials, developments, conceptual summaries, creative ideas, documents, published books, work logs, training materials, operation manuals, audiovisual materials), regardless of their form (text, graphics, audiovisual, etc.), shall be the intellectual property of Party A in its entirety.

2. Party B authorizes Party A to use his portraits (including photos, images, audio-visual materials and other works) for Party A’s business and publicity activities free of charge, agrees that Party A has all rights and interests in the works with Party B’s portraits (including but not limited to ownership and intellectual property rights), and promises not to make any claims on the authorized items. Party B authorizes Party A to use his portraits, including but not limited to shooting, producing, editing, modifying, publishing, and sub-licensing to third parties for use. Party B understands and agrees that Party A may use his portraits anytime in all business and promotional activities. Party A is not required to notify Party B in advance of any photo shooting and use of Party B’s portraits. Party B agrees to cooperate with Party A’s work and business needs. Such authorization, without being limited by time and territory, is permanent and irrevocable. Party A is permanently authorized to use the works produced by Party B during the employment by Party A free of charge, and such authorization will not become invalid due to the rescission/termination of this Contract.

3. All the relevant notices sent by Party A to Party B regarding the performance of this Contract, publication of rules and documents, and arrange of work, etc. based on the contact information set out hereunder (including e-mail and WeChat ID) or accounts opened by Party A for Party B (including DingTalk account, enterprise email and HR management system) shall be deemed to be effectively delivered and served to Party B. Any operations carried out through the aforementioned contact information or accounts will be deemed as Party B’s own operations. To change his contact information, Party B shall notify Party A in writing 5 days in advance. Otherwise, if Party A serves a notice according to the contact information before the change, the notice will be deemed to have been delivered.

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XIX. Other Matters as Agreed by the Parties:

1. If Party B works in a confidential position of Party A, both parties must enter into a confidentiality agreement as an annex hereto, and the confidentiality agreement shall be equally binding.

2. Party B agrees that when he cannot be reached, his emergency contact [   ] (mobile: [   ]) will be authorized to be Party B’s agent, who shall have the authority to accept reconciliation and mediation, sign and collect relevant documents, and receive payments and property on behalf of Party B without additionally performing the authorization formalities.

3. The matters unsettled hereunder shall be subject to the national regulations and Party A’s rules. If they are not specified, both parties shall negotiate separately and enter into a supplementary agreement as an annex hereto. This Contract shall not be altered without negotiation and confirmation by both parties.

4. This labor contract is made in duplicate, with Party A and Party B holding one copy respectively. Both labor contracts have the equal force. The scanned, faxed and electronic copies of the Contract shall have the same effect as the original contract.

(Remainder of this page has been intentionally left blank for signature)

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Party A: (Seal)	Party B (Signature):

Legal/Authorized Representative(Signature/Seal):	Date: August 02, 2021

Date: August 02, 2021

I have read the above terms of the Contract, the Company’s labor disciplines and rules in detail and agree to all terms. Party B is willing to abide by the foregoing clauses as a prerequisite for the employment. Party B has acknowledged receipt of one copy of this Contract by signature.

Party B (Signature):

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Labor Contract

No.:________________________

January 1, 2021

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According to the Labor Law of the People’s Republic of China, the Labor Contract Law of the People’s Republic of China, other relevant laws and related rules of the province, and combined with the actual situation of the industry, Party A and Party B voluntarily agree as follows upon equal negotiation, and jointly abide by the terms set out hereunder.

I. Party A: (hereinafter referred to as “Party A”)

Name of the Employer: Fuzhou Aigostar Optoelectronic Technology Co., Ltd

Address: F/4, Building 26, Juyuanzhou Park, Jinshan Industrial Park, Cangshan District, Fuzhou

Legal Representative: Lin Bifang

Contact Information: [   ]

II. Party B: (hereinafter referred to as “Party B”)

Name:	Pang Yindi	Sex:	Male

ID Card No.: [   ]

Address on the Identity Card: [   ]

Current Residential Address: [   ]

Contact Information:	[ ]	Email:	[ ]

WeChat Account: [   ]

Party B’s Emergency Contact: [   ]

Tel.: [   ]

III. Term of Labor Contract

Party A and Party B agree to determine the term of this Contract as follows (check the appropriate box with “√” according to the type of the contract signed)

☑ Fixed term of this Contract: from January 1, 2021 to December 31, 2025. Where, the probationary period shall extend from ______/______ (date) to _______/_____ (date). If Party B fails to satisfy the employment conditions of Party A during the probationary period, Party A shall be entitled to terminate this Contract during the probationary period without paying any economic compensation. Should Party B propose terminating the labor contract during the probationary period, it shall notify Party A three days in advance and go through the relevant handover procedures as required by Party A.

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☐ Enter into an open-term labor contract, which shall take effect from ____________ (date) and remain valid until the appearance of a statutory condition for termination.

☐ Remain valid till the fulfillment of certain tasks. Specifically, the Contract shall enter into force from ____________ (date) expire upon the fulfillment of the tasks.

2. Party B will be employed when satisfying the following conditions during the probationary period:

(1) Pass the evaluation during the probationary period.

(2) Satisfy the employment conditions specified in the Notice of Employment Conditions, Job Descriptions and other texts.

(3) Other conditions agreed by both parties or specified under Party A’s rules.

3. During the probationary period, no matter whether Party B satisfies the above requirements, as long as one of the following circumstances occurs, Party A has the right to deem Party B as not meeting the employment conditions:

(1) Conceal medical records or suffering from mental illness or other diseases (including new diseases and onset of existing diseases);

(2) Conceal that the labor relationship that still exists with any other employer or fail to terminate such labor relationship;

(3) Fail to complete the work, achieve the work objectives or pass the performance appraisal during the probationary period;

(4) Commit any acts in violation of Party A’s rules;

(5) Be unable to attend work normally for more than 3 days because of any reasons other than work-related injuries;

(6) During the probationary period, ask for leave for more than 3 consecutive days or more than 7 days cumulatively;

(7) Be absent for 2 days during the probationary period;

(8) Conflict with a third party (including corporate leaders and colleagues), imposing adverse effects on the Company;

(9) Refuse to complete the work assigned by the supervisor (clearly expressing refusal to handle or giving no reply).

4. Based on Party B’s performance during the probationary period, Party A has the right to end the probationary period ahead of its expiry and formally employ Party B. Party B shall file a written application for early regularization in accordance with Party A’s rules and subject to Party A’s written approval.

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IV. Jobs and Workplace

1. According to Party A’s requirements and work needs, upon negotiation, Party B will serve as Head of E-Commerce Department. (See the Job Description for details). Party B agrees to carry out all jobs in that post on time with both quality and quantity guaranteed, and shall fulfill other tasks assigned by the Company or the Company.

2. Party A may adjust Party B’s position according to its work needs and Party B’s competence for work and performance. When Party B is under a circumstance of awaiting job assignment as specified in Party A’s rules, Party A may also arrange for Party B to wait for job assignment or undergo training, and Party B is willing to follow Party A’s management and arrangement.

3. Party B shall fulfill all the tasks undertaken in his position. Party A may adjust Party B’s position, jobs and workplace for the purpose of its production, operation and work, and based on Party B’s physical condition, competence for work and performance, etc. Party A has the right to determine the salary for Party B according to Party B’s new position, and change the salary with the position.

4. The jobs that Party A arranges Party B to perform and the job requirements shall comply with the labor standards under national laws and regulations, as well as the rules formulated and made public by Party A in accordance with law. Party B shall perform the labor obligations according to the jobs arranged by Party A and the requirements of Party A.

5. If Party B is incompetent for work after a position adjustment, Party A has the right to terminate the labor contract with Party B.

6. Party B’s workplace is Spain. Party A has the right to adjust Party B’s workplace or arrange Party B’s business travel to a designated place according to the business needs. Party B shall follow Party A’s workplace arrangement, rush to the project site on time, and carry out the work on schedule.

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V. Working Hours, Rest, and Holidays

1. Party A shall implement the working hours system specified by the state, may specify and adjust the specific working hours of Party B according to the needs of different jobs and relevant regulations. Party B shall obey Party A’s rules on working hours.

A. According to the actual nature of work, Party A and Party B agree that Party A will flexibly adjust the specific daily working hours according to the work needs.

B. Party B shall be entitled to holidays and benefits according to Party A ’s internal rules.

2. In view of the particularity of its industry, Party A may adjust Party B’s working hours, shifts and rest days according to its work needs, and Party B is willing to follow Party A’s arrangement.

3. Party A may arrange for Party B to work overtime or extend Party B’s working hours according to law if necessary for work. If Party B is required by Party A to work overtime due to work needs or Party B thinks that it is necessary to work over time because of work needs, Party B shall explain the reason for and duration of overtime work. Party B may work over time only if his application for overtime work has been approved by Party A. Overtime hours are based on the actual time worked. If Party B fails to perform the prescribed examination and approval procedures and stays in Party A’s office without the approval of Party A or the relevant person in charge, Party B will not be deemed to work over time.

4. The public holidays, annual leave, marriage leave, funeral leave, maternity leave and other holidays enjoyed by Party B shall not be less than the holidays stipulated under the Labor Contract Law, other relevant laws and regulations of China, and wages shall be paid according to the wage standard agreed hereunder. If Party B works abroad during the term of the labor contract, Party B may enjoy the holidays according to the relevant regulations abroad, and will no longer be entitled to the holidays in China. Those holidays already enjoyed abroad shall be regarded as those already enjoyed in China. Party B shall not claim any rights against Party A on the grounds that it has not enjoyed holidays in China.

5. For the aforementioned holiday entitlement, application procedure and the applicable practices for sick and personal leave, Party A’s Employee Handbook and rules shall prevail.

6. If Party B is late for work, leaves early or is absent from work during his employment, Party A will discipline Party B for his violation in accordance with the relevant rules, in addition to withholding the wages dependent upon the specific time.

VI. Labor Remuneration

1. As agreed between both parties upon negotiation, Party A undertakes that the 10th day of each month shall be the payday, and the payment may be postponed if the payday happens to be a weekend or holiday. Party B is obliged to keep the information about wages confidential. If Party B disputes the wage, bonus or benefits of a certain month, he shall file an objection with Party A in writing within 3 days from the payday. Otherwise, it will be deemed that the salary, bonus and benefits of that month are not disputed.

2. As agreed between Party A and Party B upon negotiation, Party B’s wage and remuneration shall be determined in accordance with the internal wage distribution method specified in the rules formulated by Party A in accordance with law, and Party B shall be paid by his position and performance. Party B’s wage and remuneration shall be determined as specified below in Paragraph B:

A. Party B’s wage and remuneration shall be determined according to the internal wage distribution method specified under the rules formulated by Party A according to law and to Party B’s position. Party B’s monthly base pay shall be (RMB) [ ]_ _/_ _ [ (IN WORDS) _ _ _ _ CHINESE YUAN] (before tax) (if the local minimum wage is increased, it shall prevail).

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B. Party A adopts an internal wage distribution method for combination of the base pay and performance pay. The base pay of Party B is determined as RMB_[ ]_ [ (IN WORDS) __________ CHINESE YUAN ONLY] (before tax) (if the local minimum wage is increased, it shall prevail). The performance pay shall be determined by the internal distribution methods of Party A and its affiliates according to Party B’s work performance, labor outcomes and actual contribution.

C. Party A implements the piecework wage system, and the labor quota for Party B is determined as should be completed by more than 90% of the workers in the same post of Party A within the legal working hours. Party B shall complete Party A’s quota in good quality within the legal working hours, and Party A will pay wages to Party B in full and on time according to the agreed quota, piece rage and Party B’s performance.

3. The Company will confirm Party B’s wage according to the evaluation results, and the bonus will depend on Party B’s attendance, work performance and the Company’s economic benefits.

4. The wages paid by Party A to Party B are pre-tax, and Party B’s individual income tax shall be withheld by Party A.

5. If Party B’s position changes during the term of the Contract, his salary adjustment shall be determined according to the corporate remuneration management plan. Party A will assess Party B twice a year according to job responsibilities, determine and adjust Party B’s wage according to Party A’s profit, labor market supply and demand, comprehensive price index and Party B’s work performance. For specific measures, see Party A’s relevant remuneration rules.

VII. Social Insurance and Benefits

1. Party A and Party B shall maintain social insurances in accordance with relevant national and local regulations, and pay pension insurance, unemployment insurance, medical insurance, work-related injury insurance and maternity insurance on time. The personal contribution to be paid by Party B according to law shall be withheld by Party A from Party B’s wage and remuneration for payment. If Party B fails to provide all the necessary information for maintaining the social insurance within the time limit specified by Party A, Party A will not be responsible for any delay in applying for the social insurances. Party B accepts and raises no objection to the base of the social insurances paid by Party A for Party B.

2. Party B’s public holidays, wedding and funeral leave, pregnancy and maternity benefits for female workers, and economic compensation available upon rescission and termination of the labor contract shall comply with the relevant laws, regulations, policies, as well as the rules formulated by Party A according to law. If Party B works abroad during the term of the labor contract, Party B may enjoy the holidays according to the relevant regulations abroad,. Those holidays already enjoyed abroad shall be regarded as those already enjoyed in China. Party B shall not claim any rights against Party A on the grounds that it has not enjoyed holidays in China.

3. The benefits that Party B shall enjoy for occupational diseases or work-related injuries and deaths arising from work or illness comply with the relevant laws, regulations and policies.

4. The benefits available to Party B during the hospitalization for illness and the period of medical treatment for work-related injuries shall be subject to the relevant provisions of national policies.

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VIII. Labor Protection, Working Conditions and Prevention of Occupational Hazards

1. Party A shall provide Party B with labor protection facilities and working conditions in accordance with the relevant regulations of the state and local governments to ensure Party B’s safety and health at work. Both parties must strictly comply with national regulations on working hours, work safety, labor protection and occupational health, etc.

2. Party A shall provide Party B with personal protective equipment and other necessary measures for preventing occupational hazards in compliance with the regulations. Party B shall strictly abide by all safety operating procedures.

IX. Labor Disciplines and Rules

1. Party A shall formulate labor discipline and rules according to the relevant national laws and regulations. Party B is willing to strictly abide by the national laws/regulations, social ethics, and all rules of Party A, including but not limited to job responsibilities, remuneration management mechanism, welfare management system, attendance management regulations, business travel management regulations, office management regulations, confidentiality agreements, other regulations and requirements set forth in the labor management system. When signing this Contract, Party B shall be deemed to be familiar with Party A’s labor disciplines and rules and be willing to abide by them.

2. Party B undertakes to strictly abide by Party A’s confidentiality system and never disclose Party A’s operating conditions or businesses to a third party, or copy or lend business files, business vouchers or other materials to a third party. Otherwise, Party B shall be obliged to indemnify Party A for any economic losses caused thereby to Party A.

3. During the term of the Contract, Party A may specify new rules or revise the original rules according to relevant national regulations.

4. If the clauses hereof conflict with the new national regulations or Party A’s new rules , Party B agrees to obey the new ones.

5. Party A may reward or punish Party B for abiding by or violating the labor disciplines or rules.

6. During the term of the Contract, Party B must safeguard Party A’s interests and reputation, take good care of Party A’s property, safeguard Party A’s interests, do jobs actively, and strive to perform different jobs and tasks.

7. When signing this Contract, Party A and Party B confirm that Party B shall wholeheartedly render labor services to Party A. If Party B violates this principle and engages in a second occupation outside without Party A’s permission, however the method of work or whether Party B obtains relevant remuneration, both parties believe that this behavior will have a serious impact on the completion of Party A’s tasks and constitute a material violation of Party A’s rules. In this case, Party A has the right to terminate the labor contract with Party B according to the relevant provisions of the Labor Contract Law without paying any economic compensation. Meanwhile, Party A will reserve the right to investigate Party B’s legal responsibility according to the losses caused by Party B.

8. When applying to Party A for a job, if Party B provides false certificates or commits fraud, coercion or taking advantage of others’ difficulties to defraud Party A of employment, including but not limited to those circumstances listed below: The resignation, identity, academic and physical examination certificates are false or falsified; Party B has suffered from mental illness, infectious diseases or any other disease that seriously affects work before applying for the job, but fails to declare it when applying for the job; before applying for the job, Party B has received serious punishments from other employers, including demerits, probation, dismissal and removal, or has committed misdeeds such as drug abuse and failed to declare it when applying for the job. Once verified true, such circumstances shall constitute material violations of Party A’s rules, and Party B agrees that Party A shall immediately terminate this Contract without paying any economic compensation according to the relevant provisions of the Labor Contract Law, and Party B shall also indemnify Party A for all the economic losses caused thereby.

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X. Modification of the Labor Contract

Party A and Party B may modify the labor contract upon negotiation. Any modification of the labor contract shall be recorded in writing, and the date of modification shall be indicated. Such modification shall take effect once signed or stamped by both parties. For modification of the labor contract, an Amendment to the Labor Contract may be concluded, or the parties may negotiate about entering into a separate agreement in respect of the modification. Attached to the labor contract as an annex, such separate agreement shall be equally binding as the labor contract. Those parts of the labor contract not modified shall be further performed.

XI. Rescission of the Labor Contract

1. This Contract may be rescinded as negotiated by both parties.

2. Under any one of the following circumstances of Party B, Party A may unilaterally terminate the labor contract without paying any economic compensation:

(1) Party B is proved incompetent for employment during the probationary period;

(2) Party B seriously violates Party A’s labor disciplines and rules;

(3) Party B is involved in gross neglect of duty, engages in malpractices for personal gain, or takes advantage of his position for personal gain, which affects and causes losses image and interests of Party A. For details, see the labor disciplines and rules;

(4) Party B establishes labor relationship with other employers concurrently;

(3) The labor contract becomes invalid due to the circumstances stipulated under laws, labor contract or Party A’s rules;

(6) Party B is subject to administrative or criminal punishment for stealing of Party A’s belongings or involvement in drug abuse or gambling;

(7) Party B establishes labor relations with Party A by fraudulent means;

(8) Party B concurrently holds a second job or engages in business activities for personal gain;

(9) Party B engages in self-operation, business operations, or investments in enterprises or business activities competing with Party A or related to Party A;

(10) Party B has a business relationship with an individual or organization with competitive or business relationships with Party A;

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(11) Party B seeks to gain personal benefits by utilizing Party A’s clients or business channels, expressing intentions to engage in transactions for personal gain, engaging in transactions for personal gain, or achieving such results;

(12) Party B hires someone to work for him;

(13) Party B is investigated for criminal responsibilities according to law for committing a murder, fighting or hurting others by violence.

3. Under any of the following circumstances, Party A may rescind this Contract by notifying Party B in writing thirty (30) days in advance:

(1) Party B is sick or injured for a non-work-related reason and can neither resume his original position after the expiry of the prescribed time period for medical treatment, nor can he assume any other position arranged by Party A;

(2) Party B is incompetent for his position or is still so after training or position adjustment or refuses to accept the position adjustment;

(3) The objective circumstances on which the labor contract was based have undergone significant changes, resulting in the inability to perform the labor contract. Even after consultation between Party A and Party B, they have not been able to reach an agreement on modifying the labor contract.

4. The labor contract may be terminated under any of the following circumstances:

(1) The labor contract expires;

(2) During the term of the Contract, Party B reaches the statutory retirement age;

(3) Party B is dead or declared dead or missing by the people’s court;

(4) Party A is declared bankrupt according to law;

(5) Party A’s business license is revoked or Party A is ordered to close down or revoked or Party A decides to dissolve ahead of schedule;

(6) Other circumstances stipulated by laws and administrative regulations.

5. Party B shall notify Party A in writing of the rescission of the labor contract 30 days in advance.

6. During the term of the Contract, Party B’s resignation shall be subject to Party A’s rules.

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7. If Party A is on the verge of bankruptcy and undergoes statutory rectification or encounters great difficulties in production and operation, and it is really necessary to lay off employees, it may lay off employees according to legal procedures, and the labor contracts of the laid-off employees will be terminated automatically from the date of layoff.

8. If Party B fails to rescind the labor contract or violates the confidentiality or non-compete obligation in accordance with the provisions of the Labor Contract Law, it shall compensate Party A for its losses.

XII. Termination Formalities

1. During the term of the Contract concluded with Party B, Party B’s tendering of resignation (including tendering of resignation to Party A’s foreign affiliates and partners) shall be deemed as Party B’s request to Party A for rescinding the labor relation. This Contract may be terminated as agreed between Party A and Party B, provided that the other party must be notified thirty days in advance. Party A has the right to ask Party B to arrange for job handover according to actual work requirements from the date on which Party A and Party B notify the other party of rescinding or terminating the Contract. Party B must arrange for the job handover as required by Party A. If Party B fails to handle the job handover within the specified time of termination or the handover is unclear, Party B shall indemnify Party A for any loss caused thereby, and Party A has the right to deduct such compensation from Party B’s wage.

2. Before the last working day when the labor contract is terminated or rescinded, Party B shall go through the working formalities according to the rules of Party A. All the unsettled matters at work, documents, materials and office supplies shall be counted and handed over to the designated personnel of Party A.

3. After Party B completes the above formalities, Party A shall issue a certificate on rescission or termination of the labor contract to Party B, and go through the formalities for the transfer of files and social insurance relationships.

4. Under any of the following circumstances, if Party A fails to handle the relevant formalities for Party B in time, all legal responsibilities arising therefrom shall be borne by Party B:

(1) Party B fails to complete the resignation formalities according to the rules of Party A;

(2) Party B fails to receive and sign the resignation notice and resignation certificate on time;

(3) Party B fails to cooperate, resulting in Party A being unable to deliver the relevant resignation documents to Party B.

(4) Party B fails to keep and maintain attendance records as required by Party A, and fails to attend for more than three days, which is deemed Party B’s voluntary resignation.

XIII. Renewal of the Labor Contract

After its expiry, the labor contract may be renewed if Party B passes Party A’s evaluation and the renewal is approved by the HR Department of Party A. To renew the labor contract, Party A shall go through the relevant formalities with Party B before the expiry of the labor contract.

XIV. Liability for Breach of the Labor Contract

1. If the Contract cannot be performed due to Party B’s fault, Party B shall bear the liability for breach; If it is the fault of both parties, according to the actual situation, both parties shall bear their respective liabilities for breach.

2. If Party B fails to perform the Contract due to force majeure, Party B shall promptly issue a proof of non-performance or necessity for late or partial performance to Party A. After obtaining the relevant proof, Party A will decide whether to allow Party B’s late or partial performance or non-performance of the Contract, and may exempt the responsibilities in part or in whole dependent upon the case.

3. If Party A violates the conditions agreed hereunder or concludes an invalid labor contract because of Party A, thus causing damage to Party B, Party A shall compensate Party B for the losses according to the relevant national and municipal regulations.

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4. If Party B violates laws or regulations, obligations agreed hereunder, labor disciplines or other rules formulated by Party A, Party B shall indemnify Party A for all losses arising therefrom, including but not limited to:

(1) training expenses paid by Party A for it;

(2) direct or indirect, tangible or intangible economic losses caused to Party A’s production and operation;

(3) arbitration, litigations, legal, investigation, notarization and travel expenses, etc.;

(4) other compensations agreed hereunder or specified under rules.

5. If Party B is liable for compensation to Party A as agreed above, Party A may deduct such compensation from Party B’s wage or economic compensation. If the wage or economic compensation is insufficient to make up for the losses, Party B shall further indemnify for the losses.

XV. Training and Job Transfer

1. Party A has the right to request Party B to enter into a Training Agreement with Party B as an annex to this Contract if Party A agrees to fund Party B’s training dispatch Party B for study. When Party B proposes terminating the labor contract, if the service period of Party B specified herein has not expired, Party B shall bear the liability for compensation as agreed hereunder.

2. If the service period of Party B specified in the Training Agreement is longer than the term of this Contract, the former shall prevail, and the term of this Contract shall be changed accordingly.

3. If Party B tenders a resignation or the labor contract is terminated by Party A due to Party B’s fault, all personnel whose training is funded by Party A shall reimburse Party A for the training expenses according to the Training Agreement.

XVI. Trade Secrets

During the term of the Contract, if Party B’s work involves Party A’s trade secrets (including but not limited to supplier resources, product information (including but not limited to pictures and videos), marketing plans, price information, operations strategies, financial and technical information) and confidential matters related to intellectual property rights, Party A may negotiate with Party B in advance and agree on the matters of keeping trade secrets confidential or non-compete restrictions according to law, and enter into confidentiality and non-compete agreements. Party B shall not use Party A’s trade secrets or any information owned by Party A in any way (In particular, Party B shall not take advantage of Party A’s trade secrets to conduct businesses which compete with or are connected with Party A), or disclose such trade secrets or information to anyone. Otherwise, Party A has the right to terminate the labor contract immediately without paying economic compensation, and Party B shall also compensate Party A for all losses arising therefrom. If the circumstances are serious and involve criminal offences, Party A shall transfer Party B to a judicial organ for punishment.

XVII. Dispute Resolution

1. This labor contract is concluded in accordance with the law, that is, it is legally binding. Both parties shall fully perform this Contract, and strictly abide by the provisions on the modification, rescission, termination and renewal of the labor contract and payment of economic compensation in accordance with the law.

2. During the term of this labor contract, any labor dispute occurring between Party A and Party B shall be settled through negotiation. If negotiation fails, either party may apply to a labor arbitration agency of the place where Party A is registered for arbitration. A lawsuit may be filed with the people’s court of the place where Party A has been registered if concerned.

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XVIII. Representation and Acknowledgement

1. Both parties acknowledge that any work-related outcomes (including, but not limited to, technical materials, developments, conceptual summaries, creative ideas, documents, published books, work logs, training materials, operation manuals, audiovisual materials), regardless of their form (text, graphics, audiovisual, etc.), shall be the intellectual property of Party A in its entirety.

2. Party B authorizes Party A to use his portraits (including photos, images, audio-visual materials and other works) for Party A’s business and publicity activities free of charge, agrees that Party A has all rights and interests in the works with Party B’s portraits (including but not limited to ownership and intellectual property rights), and promises not to make any claims on the authorized items. Party B authorizes Party A to use his portraits, including but not limited to shooting, producing, editing, modifying, publishing, and sub-licensing to third parties for use. Party B understands and agrees that Party A may use his portraits anytime in all business and promotional activities. Party A is not required to notify Party B in advance of any photo shooting and use of Party B’s portraits. Party B agrees to cooperate with Party A’s work and business needs. Such authorization, without being limited by time and territory, is permanent and irrevocable. Party A is permanently authorized to use the works produced by Party B during the employment by Party A free of charge, and such authorization will not become invalid due to the rescission/termination of this Contract.

3. All the relevant notices sent by Party A to Party B regarding the performance of this Contract, publication of rules and documents, and arrange of work, etc. based on the contact information set out hereunder (including e-mail and WeChat ID) or accounts opened by Party A for Party B (including DingTalk account, enterprise email and HR management system) shall be deemed to be effectively delivered and served to Party B. Any operations carried out through the aforementioned contact information or accounts will be deemed as Party B’s own operations. To change his contact information, Party B shall notify Party A in writing 5 days in advance. Otherwise, if Party A serves a notice according to the contact information before the change, the notice will be deemed to have been delivered.

XIX. Other Matters as Agreed by the Parties:

1. If Party B works in a confidential position of Party A, both parties must enter into a confidentiality agreement as an annex hereto, and the confidentiality agreement shall be equally binding.

2. Party B agrees that when he cannot be reached, his emergency contact [   ] (mobile: [    ]) will be authorized to be Party B’s agent, who shall have the authority to accept reconciliation and mediation, sign and collect relevant documents, and receive payments and property on behalf of Party B without additionally performing the authorization formalities.

3. The matters unsettled hereunder shall be subject to the national regulations and Party A’s rules. If they are not specified, both parties shall negotiate separately and enter into a supplementary agreement as an annex hereto. This Contract shall not be altered without negotiation and confirmation by both parties.

4. This labor contract is made in duplicate, with Party A and Party B holding one copy respectively. Both copies shall have equal force, and the Contract shall enter into force from the date on which it is signed by both parties. The scanned, faxed and electronic copies of the Contract shall have the same effect as the original contract.

(Remainder of this page has been intentionally left blank for signature)

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Party A: (Seal)	Party B (Signature):

Legal/Authorized Representative (Signature/Seal):

Date: January 01, 2021	Date: January 01, 2021

I have read the above terms of the Contract, the Company’s labor disciplines and rules in detail and agree to all terms. Party B is willing to abide by the foregoing clauses as a prerequisite for the employment. Party B has acknowledged receipt of one original of this Contract by signature.

Party B (Signature):

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Labor Contract

No. WL-HR-034-02

July 16, 2022

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According to the Labor Law of the People’s Republic of China, the Labor Contract Law of the People’s Republic of China, other relevant laws and related rules of the province, and combined with the actual situation of the industry, Party A and Party B voluntarily agree as follows upon equal negotiation, and jointly abide by the terms set out hereunder.

I. Party A: (hereinafter referred to as “Party A”)

Name of the Employer: Fuzhou Infinite Information Technology Co., Ltd.

Address: F/4, Building 26, Juyuanzhou Park, Jinshan Industrial Park, Cangshan District, Fuzhou

Legal Representative: Lin Bifang

Contact information: [   ]

II. Party B: (hereinafter referred to as “Party B”)

Name: Zhong Jiayang	Sex: Male

ID Card No.: [   ]

Address on the ID Card: [   ]

Current Residential Address: [   ]

Mobile: [ ]	Email: [ ]

WeChat ID: [   ]

III. Term of Labor Contract

Party A and Party B agree to determine the term of this Contract as follows (check the appropriate box with “√” according to the type of the contract signed)

☑ The fixed term of this Contract shall extend from July 16, 2022 to December 31, 2025. Where, the probationary period shall extend from ______/______ (date) to _______/_____ (date). If Party B fails to satisfy the employment conditions of Party A during the probationary period, Party A shall be entitled to terminate this Contract during the probationary period without paying any economic compensation. Should Party B propose terminating the labor contract during the probationary period, it shall notify Party A three days in advance and go through the relevant handover procedures as required by Party A.

☐ Enter into an open-term labor contract, which shall take effect from ____________ (date) and remain valid until the appearance of a statutory condition for termination.

☐ Remain valid till the fulfillment of certain tasks. Specifically, the Contract shall enter into force from ____________ (date) expire upon the fulfillment of the tasks.

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2. Party B will be employed when satisfying the following conditions during the probationary period:

(1) Pass the evaluation during the probationary period.

(2) Satisfy the employment conditions specified in the Notice of Employment Conditions, Job Descriptions and other texts.

(3) Other conditions agreed by both parties or specified under Party A’s rules.

3. During the probationary period, no matter whether Party B satisfies the above requirements, as long as one of the following circumstances occurs, Party A has the right to deem Party B as not meeting the employment conditions:

(1) Conceal medical records;

(2) Conceal that the labor relationship that still exists with any other employer or fail to terminate such labor relationship;

(3) Fail to complete the work, achieve the work objectives or pass the performance appraisal during the probationary period;

(4) Commit any acts in violation of Party A’s rules;

(5) Be unable to attend work normally because of any reasons other than work-related injuries;

(6) During the probationary period, ask for leave for more than 3 consecutive days or more than 7 days cumulatively;

(7) Be absent for 2 days during the probationary period;

(8) Conflict with a third party (including corporate leaders and colleagues), imposing adverse effects on the Company;

(9) Refuse to complete the work assigned by the supervisor, etc.

4. Based on Party B’s performance during the probationary period, Party A has the right to end the probationary period ahead of its expiry and formally employ Party B. Party B shall file a written application for early regularization in accordance with Party A’s rules and subject to Party A’s written approval.

IV. Jobs and Workplace

1. According to Party A’s requirements and work needs, upon negotiation, Party B will serve as Chief Financial Officer. See the “Job Description” for details.

2. Party A may adjust Party B’s position according to its work needs and Party B’s competence for work and performance. When Party B is under a circumstance of awaiting job assignment as specified in Party A’s rules, Party A may also arrange for Party B to wait for job assignment or undergo training, and Party B is willing to follow Party A’s management and arrangement.

3. Party B shall fulfill all the tasks undertaken in his position. Party A may adjust Party B’s position, jobs and workplace for the purpose of its production, operation and work, and based on Party B’s physical condition, competence for work and performance, etc. Party A has the right to determine the salary for Party B according to Party B’s new position, and change the salary with the position.

4. The jobs that Party A arranges Party B to perform and the job requirements shall comply with the labor standards under national laws and regulations, as well as the rules formulated and made public by Party A in accordance with law. Party B shall perform the labor obligations according to the jobs arranged by Party A and the requirements of Party A.

5. If Party B is incompetent for work after a position adjustment, Party A has the right to terminate the labor contract with Party B.

6. Party B’s workplace is Fuzhou. Party A has the right to adjust Party B’s workplace or arrange Party B’s business travel to a designated place according to the business needs. Party B shall follow Party A’s workplace arrangement, rush to the project site on time, and carry out the work on schedule.

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V. Working Hours, Rest, and Holidays

1. Party A shall implement the working hours system specified by the state, may specify and adjust the specific working hours of Party B according to the needs of different jobs and relevant regulations. Party B shall obey Party A’s rules on working hours.

A. Based on the natures of jobs, Party A and Party B agree to determine the working hour system implemented for Party B as follows.

Implement a standard working hours system: work for five days per week, eight hours per day.

Specific working hours: 09:00-12:30 (a.m.); 14:00-18:30 (p.m.)

B. Party B shall be entitled to holidays and benefits according to Party A’s internal rules.

2. If the standard working hour system is implemented, Party B’s daily working hours shall not exceed 8 hours, and weekly working hours shall not exceed 40 hours. In view of the particularity of its industry, Party A may adjust Party B’s working hours, shifts and rest days according to its work needs, and Party B is willing to follow Party A’s arrangement.

3. Party A may arrange for Party B to work overtime or extend Party B’s working hours according to law if necessary for work.

4. If Party B is required by Party A to work overtime due to work needs or Party B thinks that it is necessary to work over time because of work needs, Party B shall explain the reason for and duration of overtime work. Party B may work over time only if his application for overtime work has been approved by Party A. Overtime hours are based on the actual time worked. If Party B fails to perform the prescribed examination and approval procedures and stays in Party A’s office without the approval of Party A or the relevant person in charge, Party B will not be deemed to work over time.

5. Party A shall grant Party B public holidays, annual leave, marriage leave, funeral leave, maternity leave and other holidays according to rules, and pay the wage according to the wage standard agreed hereunder.

6. For the aforementioned holiday entitlement, application procedure and the applicable practices for sick and personal leave, Party A’s Employee Handbook and rules shall prevail.

7. If Party B is late for work, leaves early or is absent from work during his employment, Party A will discipline Party B for his violation in accordance with the relevant rules, in addition to withholding the wages dependent upon the specific time.

VI. Labor Remuneration

1. As agreed between both parties upon negotiation, Party A undertakes that the 10th day of each month shall be the payday, and the payment may be postponed if the payday happens to be a weekend or holiday. Party B is obliged to keep the information about wages confidential. If Party B disputes the wage, bonus or benefits of a certain month, he shall file an objection with Party A in writing within 3 days from the payday. Otherwise, it will be deemed that the salary, bonus and benefits of that month are not disputed.

2. As agreed between Party A and Party B upon negotiation, Party B’s wage and remuneration shall be determined in accordance with the internal wage distribution method specified in the rules formulated by Party A in accordance with law, and Party B shall be paid by his position and performance. Party B’s wage and remuneration shall be determined as specified below in Paragraph A:

A. Party B’s wage and remuneration shall be determined according to the internal wage distribution method specified under the rules formulated by Party A according to law and to Party B’s position. Party B’s monthly base pay shall be (RMB) _[ _/_] _ [ (IN WORDS) _ _ _ _ CHINESE YUAN] (before tax). During the probationary period, Party B’s base pay shall be RMB [___/__]_ [ (IN WORDS) ___/___ CHINESE YUAN] (before tax).

B. Party A adopts an internal wage distribution method for combination of the base pay and performance pay. The base pay of Party B is determined as RMB_________ [ (IN WORDS) __________ CHINESE YUAN ONLY] (before tax), and during the probationary period, Party B’s base pay shall be RMB ______ [ (IN WORDS) ______ CHINESE YUAN] (before tax). The performance pay shall be determined upon evaluation as per the internal distribution method based on Party B’s performance, labor outcomes and actual contributions.

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C. Party A implements the piecework wage system, and the labor quota for Party B is determined as should be completed by more than 90% of the workers in the same post of Party A within the legal working hours. Party B shall complete Party A’s quota in good quality within the legal working hours, and Party A will pay wages to Party B in full and on time according to the agreed quota, piece rage and Party B’s performance.

3. If Party A arranges for Party B to extend the working hours, it shall pay Party B overtime pay in accordance with the standards under Article 44 of the Labor Law. Both parties agree that the overtime pay shall be calculated based on RMB [   ]/month.

4. The Company will confirm Party B’s wage according to the evaluation results, and the bonus will depend on Party B’s attendance, work performance and the Company’s economic benefits.

5. The wages paid by Party A to Party B are pre-tax, and Party B’s individual income tax shall be withheld by Party A.

6. If Party B’s position changes during the term of the Contract, his salary adjustment shall be determined according to the corporate remuneration management plan. Party A will assess Party B twice a year according to job responsibilities, determine and adjust Party B’s wage according to Party A’s profit, labor market supply and demand, comprehensive price index and Party B’s work performance. For specific measures, see Party A’s relevant remuneration rules.

VII. Social Insurance and Benefits

1. Party A and Party B shall maintain social insurances in accordance with relevant national and local regulations, and pay pension insurance, unemployment insurance, medical insurance, work-related injury insurance and maternity insurance on time. The personal contribution to be paid by Party B according to law shall be withheld by Party A from Party B’s wage and remuneration for payment. If Party B fails to provide all the necessary information for maintaining the social insurance within the time limit specified by Party A, Party A will not be responsible for any delay in applying for the social insurances.

2. Party B’s public holidays, wedding and funeral leave, pregnancy and maternity benefits for female workers, and economic compensation available upon rescission and termination of the labor contract shall comply with the relevant laws, regulations, policies, as well as the rules formulated by Party A according to law;

3. The benefits that Party B shall enjoy for occupational diseases or work-related injuries and deaths arising from work or illness comply with the relevant laws, regulations and policies;

4. The benefits available to Party B during the hospitalization for illness and the period of medical treatment for work-related injuries shall be subject to the relevant provisions of national policies.

VIII. Labor Protection, Working Conditions and Prevention of Occupational Hazards

1. Party A shall provide Party B with labor protection facilities and working conditions in accordance with the relevant regulations of the state and local governments to ensure Party B’s safety and health at work. Both parties must strictly comply with national regulations on working hours, work safety, labor protection and occupational health, etc.

2. Party A shall provide Party B with personal protective equipment and other necessary measures for preventing occupational hazards in compliance with the regulations. Party B shall strictly abide by all safety operating procedures.

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IX. Labor Disciplines and Rules

1. Party A shall formulate labor discipline and rules according to the relevant national laws and regulations. Party B is willing to strictly abide by the national laws/regulations, social ethics, and all rules of Party A, including but not limited to job responsibilities, remuneration management mechanism, welfare management system, attendance management regulations, business travel management regulations, office management regulations, confidentiality agreements, other regulations and requirements set forth in the labor management system.

When signing this Contract, Party B shall be deemed to be familiar with Party A’s labor disciplines and rules and be willing to abide by them.

2. Party B undertakes to strictly abide by Party A’s confidentiality system and never disclose Party A’s operating conditions or businesses to a third party, or copy or lend business files, business vouchers or other materials to a third party. Otherwise, Party B shall be obliged to indemnify Party A for any economic losses caused thereby to Party A.

3. During the term of the Contract, Party A may specify new rules or revise the original rules according to relevant national regulations.

4. If the clauses hereof conflict with the new national regulations or Party A’s new rules , Party B agrees to obey the new ones.

5. Party A may reward or punish Party B for abiding by or violating the labor disciplines or rules.

6. During the term of the Contract, Party B must safeguard Party A’s interests and reputation, take good care of Party A’s property, safeguard Party A’s interests, do jobs actively, and strive to perform different jobs and sales tasks.

7. When signing this Contract, Party A and Party B confirm that Party B shall wholeheartedly render labor services to Party A. If Party B violates this principle and engages in a second occupation outside without Party A’s permission, however the method of work or whether Party B obtains relevant remuneration, both parties believe that this behavior will have a serious impact on the completion of Party A’s tasks. In this case, Party A has the right to terminate the labor contract with Party B according to the relevant provisions of the Labor Contract Law without paying any economic compensation. Meanwhile, Party A will reserve the right to investigate Party B’s legal responsibility according to the losses caused by Party B.

8. When applying to Party A for a job, if Party B provides false certificates or commits fraud, coercion or taking advantage of others’ difficulties to defraud Party A of employment, including but not limited to those circumstances listed below: The resignation, identity, academic and physical examination certificates are false or falsified; Party B has suffered from mental illness, infectious diseases or any other disease that seriously affects work before applying for the job, but fails to declare it when applying for the job; before applying for the job, Party B has received serious punishments from other employers, including demerits, probation, dismissal and removal, or has committed misdeeds such as drug abuse and failed to declare it when applying for the job. Once verified true, Party B agrees that Party A shall immediately terminate this Contract without paying any economic compensation according to the relevant provisions of the Labor Contract Law, and Party B shall also indemnify Party A for all the economic losses caused thereby.

X. Modification of the Labor Contract

Party A and Party B may modify the labor contract upon negotiation. Any modification of the labor contract shall be recorded in writing, and the date of modification shall be indicated. Such modification shall take effect once signed or stamped by both parties. For modification of the labor contract, an Amendment to the Labor Contract may be concluded, or the parties may negotiate about entering into a separate agreement in respect of the modification. Attached to the labor contract as an annex, such separate agreement shall be equally binding as the labor contract. Those parts of the labor contract not modified shall be further performed.

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XI. Rescission of the Labor Contract

1. This Contract may be rescinded as negotiated by both parties.

2. Under any one of the following circumstances of Party B, Party A may unilaterally terminate the labor contract without paying any economic compensation:

(1) Party B is proved incompetent for employment during the probationary period;

(2) Party B seriously violates Party A’s labor disciplines and rules;

(3) Party B is involved in gross neglect of duty, engages in malpractices for personal gain, or takes advantage of his position for personal gain, which affects and causes losses image and interests of Party A. For details, see the labor disciplines and rules;

(4) Party B establishes labor relationship with other employers concurrently;

(5) The labor contract is rendered invalid due to the prescribed circumstances;

(6) Party B is subject to administrative or criminal punishment for stealing of Party A’s belongings or involvement in drug abuse or gambling;

(7) Party B establishes labor relations with Party A by fraudulent means;

(8) Party B concurrently holds a second job or engages in business activities for personal gain;

(9) Party B hires someone to work for him;

(10) Party B is investigated for criminal responsibilities according to law for committing a murder, fighting or hurting others by violence.

3. Under any of the following circumstances, Party A may rescind this Contract by notifying Party B in writing thirty (30) days in advance:

(1) Party B is sick or injured for a non-work-related reason and can neither resume his original position after the expiry of the prescribed time period for medical treatment, nor can he assume any other position arranged by Party A;

(2) Party B is incompetent for his position or is still so after training or position adjustment or refuses to accept the position adjustment;

(3) The objective circumstances on which the labor contract was based have undergone significant changes, resulting in the inability to perform the labor contract. Even after consultation between Party A and Party B, they have not been able to reach an agreement on modifying the labor contract.

4. The labor contract may be terminated under any of the following circumstances:

(1) The labor contract expires;

(2) During the term of the Contract, Party B reaches the statutory retirement age and goes through the retirement formalities;

(3) Party B is dead or declared dead or missing by the people’s court;

(4) Party A is declared bankrupt according to law;

(5) Party A’s business license is revoked or Party A is ordered to close down or revoked or Party A decides to dissolve ahead of schedule;

(6) Other circumstances stipulated by laws and administrative regulations.

5. Party B shall notify Party A in writing of the rescission of the labor contract 30 days in advance.

6. During the term of the Contract, Party B’s resignation shall be subject to Party A’s rules.

7. If Party A is on the verge of bankruptcy and undergoes statutory rectification or encounters great difficulties in production and operation, and it is really necessary to lay off employees, it may lay off employees according to legal procedures, and the labor contracts of the laid-off employees will be terminated automatically from the date of layoff.

8. If Party B fails to rescind the labor contract or violates the confidentiality or non-compete obligation in accordance with the provisions of the Labor Contract Law, it shall compensate Party A for its losses.

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XII. Termination Formalities

1. This contract may be terminated as agreed between Party A and Party B, provided that the other party must be notified thirty days in advance. Party A has the right to ask Party B to arrange no more than 30 days (no more than 7 days for the probationary period) for job handover from the date on which Party A and Party B notify the other party of rescinding or terminating the Contract. Party B must arrange for the job handover as required by Party A. If Party B fails to handle the job handover within the specified time of termination or the handover is unclear, Party B shall indemnify Party A for any loss caused thereby, and Party A has the right to deduct such compensation from Party B’s wage.

2. Before the last working day when the labor contract is terminated or rescinded, Party B shall go through the working formalities according to the rules of Party A. All the unsettled matters at work, documents, materials and office supplies shall be counted and handed over to the designated personnel of Party A.

3. After Party B completes the above formalities, Party A shall issue a certificate on rescission or termination of the labor contract to Party B, and go through the formalities for the transfer of files and social insurance relationships.

4. Under any of the following circumstances, if Party A fails to handle the relevant formalities for Party B in time, all legal responsibilities arising therefrom shall be borne by Party B:

(1) Party B fails to complete the resignation formalities according to the rules of Party A;

(2) Party B fails to receive and sign the resignation notice and resignation certificate on time;

(3) Party B fails to cooperate, resulting in Party A being unable to deliver the relevant resignation documents to Party B.

XIII. Renewal of the Labor Contract

After its expiry, the labor contract may be renewed if Party B passes Party A’s evaluation and the renewal is approved by the HR Department of Party A. To renew the labor contract, Party A shall go through the relevant formalities with Party B before the expiry of the labor contract.

XIV. Liability for Breach of the Labor Contract

1. If the Contract cannot be performed due to Party B’s fault, Party B shall bear the liability for breach; If it is the fault of both parties, according to the actual situation, both parties shall bear their respective liabilities for breach.

2. If Party B fails to perform the Contract due to force majeure, Party B shall promptly issue a proof of non-performance or necessity for late or partial performance to Party A. After obtaining the relevant proof, Party A will decide whether to allow Party B’s late or partial performance or non-performance of the Contract, and may exempt the responsibilities in part or in whole dependent upon the case.

3. If Party A violates the conditions agreed hereunder or concludes an invalid labor contract because of Party A, thus causing damage to Party B, Party A shall compensate Party B for the losses according to the relevant national and municipal regulations.

XV. Training and Job Transfer

1. Party A has the right to request Party B to enter into a Training Agreement with Party B as an annex to this Contract if Party A agrees to fund Party B’s training dispatch Party B for study. When Party B proposes terminating the labor contract, if the service period of Party B specified herein has not expired, Party B shall bear the liability for compensation as agreed hereunder.

2. If the service period of Party B specified in the Training Agreement is longer than the term of this Contract, the former shall prevail, and the term of this Contract shall be changed accordingly.

3. If Party B tenders a resignation or the labor contract is terminated by Party A due to Party B’s fault, all personnel whose training is funded by Party A shall reimburse Party A for the training expenses according to the Training Agreement.

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XVI. Trade Secrets

During the term of the Contract, if Party B’s work involves Party A’s trade secrets and confidential matters related to intellectual property rights, Party A may negotiate with Party B in advance to agree on matters of keeping trade secrets confidential or non-compete, and enter into confidentiality and non-compete agreements. Party B shall not disclose Party A’s trade secrets or any information in possession of Party A to any person. Otherwise, Party B shall indemnify Party A for all economic losses (including but not limited to direct losses and indirect losses; liquidated damage, indemnity and compensation paid to third parties; all entertainment, transportation and accommodation expenses incurred for the performance of this Contract; legal, litigation, arbitration, execution, notary and investigation fees, etc. paid for protection of rights).

XVII. Dispute Resolution

1. This labor contract is concluded in accordance with the law, that is, it is legally binding. Both parties shall fully perform this Contract, and strictly abide by the provisions on the modification, rescission, termination and renewal of the labor contract and payment of economic compensation in accordance with the law.

2. During the term of this labor contract, any labor dispute occurring between Party A and Party B shall be settled through negotiation. If negotiation fails, either party may apply to a labor arbitration agency of the place where Party A is registered for arbitration.

XVIII. Representation and Acknowledgement

1. Both parties acknowledge that any work-related outcomes (including, but not limited to, technical materials, developments, conceptual summaries, creative ideas, documents, published books, work logs, training materials, operation manuals, audiovisual materials), regardless of their form (text, graphics, audiovisual, etc.), shall be the intellectual property of Party A in its entirety.

2. Party B authorizes Party A to use his portraits (including photos, images, audio-visual materials and other works) for Party A’s business and publicity activities free of charge, agrees that Party A has all rights and interests in the works with Party B’s portraits (including but not limited to ownership and intellectual property rights), and promises not to make any claims on the authorized items. Party B authorizes Party A to use his portraits, including but not limited to shooting, producing, editing, modifying, publishing, and sub-licensing to third parties for use. Party B understands and agrees that Party A may use his portraits anytime in all business and promotional activities. Party A is not required to notify Party B in advance of any photo shooting and use of Party B’s portraits. Party B agrees to cooperate with Party A’s work and business needs. Such authorization, without being limited by time and territory, is permanent and irrevocable. Party A is permanently authorized to use the works produced by Party B during the employment by Party A free of charge, and such authorization will not become invalid due to the rescission/termination of this Contract.

3. All the relevant notices sent by Party A to Party B regarding the performance of this Contract, publication of rules and documents, and arrange of work, etc. based on the contact information set out hereunder (including e-mail and WeChat ID) or accounts opened by Party A for Party B (including DingTalk account, enterprise email and HR management system) shall be deemed to be effectively delivered and served to Party B. Any operations carried out through the aforementioned contact information or accounts will be deemed as Party B’s own operations. To change his contact information, Party B shall notify Party A in writing 5 days in advance. Otherwise, if Party A serves a notice according to the contact information before the change, the notice will be deemed to have been delivered.

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XIX. Other Matters as Agreed by the Parties:

1. If Party B works in a confidential position of Party A, both parties must enter into a confidentiality agreement as an annex hereto, and the confidentiality agreement shall be equally binding.

2. Party B agrees that when he cannot be reached, his emergency contact [  ] (mobile: [  ]) will be authorized to be Party B’s agent, who shall have the authority to accept reconciliation and mediation, sign and collect relevant documents, and receive payments and property on behalf of Party B without additionally performing the authorization formalities.

3. The matters unsettled hereunder shall be subject to the national regulations and Party A’s rules. If they are not specified, both parties shall negotiate separately and enter into a supplementary agreement as an annex hereto. This Contract shall not be altered without negotiation and confirmation by both parties.

4. This labor contract is made in duplicate, with Party A and Party B holding one copy respectively. Both labor contracts have the equal force. The scanned, faxed and electronic copies of the Contract shall have the same effect as the original contract.

(Remainder of this page has been intentionally left blank for signature)

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Party A: (Seal)	Party B (Signature):

Legal/Authorized Representative (Signature/Seal):

Date: July 16, 2022	Date: July 16, 2022

I have read the above terms of the Contract, the Company’s labor disciplines and rules in detail and agree to all terms. Party B is willing to abide by the foregoing clauses as a prerequisite for the employment. Party B has acknowledged receipt of one copy of this Contract by signature.

Party B (Signature):

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